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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statements No. 33-26145, No. 333-33165, and No. 333-88161 of Hutchinson Technology Incorporated on Form S-8 and Registration Statement No. 333-50143 of Hutchinson Technology Incorporated on Form S-3 of our report dated October 31, 2002, appearing in the Annual Report on Form 10-K of Hutchinson Technology Incorporated for the year ended September 29, 2002.



/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
December 18, 2002